UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2007

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Bonus Awards Under the Corporation’s Performance Bonus Plan

On September 11, 2007, the Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) of Parker-Hannifin Corporation (the “Corporation”) approved the following annual awards to Donald E. Washkewicz, a named executive officer, pursuant to the Corporation’s Performance Bonus Plan which is incorporated herein by reference to Exhibit 10.1:

Target Bonus Award

A 2008 target bonus award, an annual cash incentive based on the Corporation’s free cash flow margin for fiscal year 2008, was awarded to Mr. Washkewicz in the amount of $600,000. The target bonus award was granted pursuant to the form of award letter attached hereto as Exhibit 10.2 which is incorporated herein by reference.

Return on Net Asset (“RONA”) Bonus Award

A RONA bonus award, an annual cash incentive based on the Corporation’s fiscal year 2008 return on net assets, was granted to Mr. Washkewicz for 28 RONA shares. The RONA bonus award was granted pursuant to the form of award letter attached hereto as Exhibit 10.3 which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit A to the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2005 (Commission File No. 1-4982).

10.2	Form of 2008 Target Incentive Bonus Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit 10.3 to the Corporation’s Current Report on Form 8-K/A filed with the Commission on September 5, 2007 (Commission File No. 1-4982).

10.3	Form of RONA Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit 10.5 to the Corporation’s Current Report on Form 8-K/A filed with the Commission on September 5, 2007 (Commission File No. 1-4982).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Timothy K. Pistell
Timothy K. Pistell
Executive Vice President – Finance and Administration and Chief Financial Officer

Date: September 17, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit A to the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2005 (Commission File No. 1-4982).

10.2	Form of 2008 Target Incentive Bonus Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit 10.3 to the Corporation’s Current Report on Form 8-K/A filed with the Commission on September 5, 2007 (Commission File No. 1-4982).

10.3	Form of RONA Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit 10.5 to the Corporation’s Current Report on Form 8-K/A filed with the Commission on September 5, 2007 (Commission File No. 1-4982).